UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2021

FARMHOUSE, INC.

(Exact name of Registrant as specified in its charter)

Nevada	333-238326	46-3321759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1355 Market Street, Suite 488, San Francisco, CA	94103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 420-6856

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to §13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Farmhouse Inc. (the “Company”) announced that it has successfully obtained the trademark for “@420” from the United States Patent and Trademark Office. The filing is accessible online here <https://tsdr.uspto.gov/#caseNumber=87519273&caseType=SERIAL_NO&searchType=statusSearch> or by entering US Serial, Registration or Reference No. 87519273 into the United States Patent and Trademark Office online portal.

The @420 Twitter handle and events are branded channels that help the Company connect the cannabis industry through online communication and in-person and virtual events. The @420 Twitter handle has grown to over 90k followers with strong monthly engagement rates that make it a key asset for the Company.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing. The furnishing of the information pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, is not intended to, and does not, constitute a determination or admission by the Company (i) that the furnishing of such information is required by Regulation FD, (ii) that such furnished information is material or complete, or (iii) that investors should consider such information before making an investment decision with respect to any security of the Company. The information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, contains “forward-looking statements” within the meaning of the safe harbor provisions of the federal securities laws. It should be read in conjunction with the “Safe Harbor” statement included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission on April 30, 2021, and the other public announcements that the Company may make, by press release or otherwise, from time to time.

Item 9.01.Financial Statements and Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Press Release issued by Farmhouse, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMHOUSE, INC.

Date: September 8, 2021By:  /s/ Evan Horowitz

EVAN HOROWITZ

Chief Executive Officer, Director

(Principal Executive Officer)